Exhibit 31.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002
I, Kenneth J. Tarpey, certify that:
(1)I have reviewed this Annual Report on Form 10-K/A of comScore, Inc.; and
(2)Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Kenneth J. Tarpey
Kenneth J. Tarpey
Chief Financial Officer
April 29, 2014